Exhibit 10.11
CASS INFORMATION SYSTEMS, INC.
2023 OMNIBUS STOCK AND PERFORMANCE COMPENSATION PLAN
RESTRICTED STOCK UNIT (RSU) AWARD AGREEMENT
Participant Name:
Date of Award:
Number of Restricted Stock Units subject to this Award:

We are pleased to inform you that, as a director of Cass Information Systems, Inc. (“Cass” or “the Company”) or one of its Subsidiaries, you are granted an Award of Restricted Stock Units (“RSUs”) under the Cass Information Systems, Inc. 2023 Omnibus Stock and Performance Compensation Plan (the “Plan”). Each RSU under this Award is equivalent to one share of Cass common stock (“Stock”), $0.50 par value per share. This Award Agreement is subject to your acceptance as provided in Section 1 below and the terms and conditions that follow in this Award Agreement.
The date of the Award evidenced by this Award Agreement (the “Date of Grant”) is set forth above.
The terms and conditions of this Award Agreement, including non-standard provisions permitted by the Plan, are set forth below.

1.Acceptance of Award. This Award Agreement is to be accepted by signing your name on the signature page of this Award Agreement and causing it to be delivered to the Secretary of Cass, 12444 Powerscourt Drive, Suite 550, St. Louis, MO 63131, before 4:30 p.m. Central time on the 30th day after the Date of Grant. If the Secretary does not receive your properly signed copy of this Award Agreement before the time and date specified in the previous sentence, then, despite anything else provided in this Award Agreement, this Award will be void as if it was never awarded to you and will be of no effect. Your signing and timely delivering of this Award Agreement will evidence your acceptance on the terms and conditions stated in this Award Agreement.

2.Deferral Election. Consistent with your prior nonrevocable deferral election, your Award will vest and be settled in shares of Stock only upon your separation from service as a Director (the “Deferral Period”). Cass shall deliver the Stock to you as explained in Section 3 of this Award Agreement.

3.Issuance of Shares. RSUs shall mean a nonvoting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Cass common stock, $0.50 par value per share, solely for purposes of the Plan or this Award Agreement. The RSUs shall be used solely as a device for the determination of the number of shares of Stock to be issued as soon as reasonably practicable following your separation from service as a Director. The RSUs shall not be treated as property or as a trust of any kind. RSUs shall be a bookkeeping entry subject to the restrictions of this Award Agreement until such time the RSUs have vested, as explained in Section 2. For purposes of this Award Agreement, “separation from service” shall have the meaning set forth under Section 409A of the Code.

4.Effect of Death, Total Disability or Change of Control. If you die while in the service of Cass or its Subsidiaries, your RSUs shall become immediately vested and Cass shall deliver the shares of Stock in settlement of the RSUs subject to this Award Agreement to your Designated Beneficiary, or as provided in Section 5.d. if a Beneficiary has not been designated, has died, or cannot be located. Subsequently, such RSUs shall not be subject to forfeiture after your death. If you become Totally Disabled or a Change of Control occurs, that results in termination of service, while you are in the service of Cass or its Subsidiaries, your RSUs shall become immediately vested and Cass shall deliver the shares of Stock in settlement of the RSUs subject to this Award Agreement to you. Subsequently, such Stock shall not be subject to forfeiture after the occurrence of your Total Disability or a Change of Control occurs that results in termination of service and such Stock shall be delivered in the same manner as provided in this Section 4.

5.Restrictions. In association with the other terms of this Award Agreement and in accordance with the Plan and the RSUs shall be subject to the following restrictions:

a.The RSU or any interest in them or any other rights under this Award Agreement may not be sold, transferred, donated, exchanged, pledged, hypothecated, assigned, or otherwise transferred, alienated or encumbered, by operation of law or otherwise, until (and then only to the extent of) the shares of Stock are delivered to you or, in the event of your death, your Designated Beneficiary or Beneficiaries or testamentary transferee or transferees.

b.You shall have, with respect to RSUs, none of the rights of a holder of Stock, including the right to vote. Notwithstanding the preceding, dividends paid on Stock which are represented by RSUs will be accrued as dividend equivalents, but not paid, during the Deferral Period. Such accrued dividend equivalents will be paid in cash to you at the time the Stock, related to the vesting of RSUs, is paid to you.

c.During your lifetime, Stock shall only be delivered to you. Any Stock transferred in accordance with this Award Agreement shall continue to be subject to the terms and conditions of this Award Agreement. Any transfer permitted under this Award Agreement shall be promptly reported in writing to Cass’s Secretary.

d.You may designate a beneficiary or beneficiaries (“Designated Beneficiary or Beneficiaries”) on the Designated Beneficiary form attached to this Award Agreement to receive Stock for RSUs which vest on your death. If you do not complete the Beneficiary Designation form or if, after your death, your Designated Beneficiary or Beneficiaries has or have died or cannot be located, Stock for RSUs which become vested on your death shall be transferred in accordance with your will or, if you have no will, in accordance with the terms of the Plan.

6.Effect of Termination for Cause. Notwithstanding anything in this Award Agreement to the contrary, if your service with Cass or a Subsidiary is Terminated for Cause, you will immediately forfeit all outstanding RSUs.

7.Transfer of Service; Leave of Absence. A transfer of your service from Cass to a Subsidiary or vice versa, or from one Subsidiary to another, without an intervening period, shall not be deemed a termination of service. If you are granted an authorized leave of absence, you shall be deemed to have remained in the service of the company of which you serve as a director during such leave of absence.

8.Tax Matters.
a.This Award Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, Cass makes no representations that the payments and benefits provided under this Award Agreement comply with Section 409A of the Code and in no event shall Cass be liable for all or any portion of any taxes, penalties, interest or other expenses that you may incur on account of non-compliance with Section 409A of the Code

.
b.You should consult with your tax advisor regarding the tax consequences of receiving RSUs.

9.No Right to Continued Service. Nothing contained in this Award Agreement or the Plan shall confer any right to continue in the service of Cass or any of its Subsidiaries or limit in any way the right of Cass or a Subsidiary to change your compensation or other benefits or to terminate your service with or without Cause.

10.Listing: Securities Considerations. Despite anything else in this Award Agreement, if at any time the Board determines, in its sole discretion, the listing, registration or qualification (or an updating of any such document) of the shares of Stock issuable under this Award Agreement is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the issuance of the shares of Stock, or the removal of any restrictions imposed on the RSUs underlying such shares of Stock, such shares of Stock shall not be issued, in whole or in part, or the restrictions on the underlying RSUs removed, unless such listing, registration, qualifications, consent or approval shall have been effected or obtained free of any conditions not acceptable to Cass.

11.Clawback Policy. Notwithstanding any provision to the contrary, in the event Cass materially restates its financial statements, the result of which is that the Award described herein would have been lesser if calculated based on restated results, the Compensation Committee shall have the discretion to rescind, revoke, adjust or otherwise modify the Award. Such action will be taken consistent with the Compensation Committee’s governing Clawback Policy, a copy of which is available from the Secretary of Cass upon request. For the avoidance of doubt, the Compensation Committee may take such action against any Participant regardless of whether the Participant is a current or former Executive Officer.

12.Binding Effect. This Award Agreement shall inure to the benefit of and be binding on the parties to this Award Agreement and their respective heirs, executors, administrators, legal representatives and successors. Without limiting the generality of the foregoing, whenever the term “you” is used in any provision of this Award Agreement under circumstances where the provision appropriately applies to the heirs, executors, administrators, or legal representatives to whom Stock related to the vesting of RSUs may be transferred by the Beneficiary Designation, will or the laws of descent and distribution, the term “you” shall be deemed to include such person or persons.

13.Plan Provisions Govern.

a.This Award Agreement is subject to the terms, conditions, restrictions and other provisions of the Plan as if all those provisions were set forth in their entirety in this Award Agreement. If any provision of this Award Agreement conflicts with a provision of the Plan, the Plan provision shall control.

b.You acknowledge that a copy of the Plan and a prospectus summarizing the Plan was distributed or made available to you and that you were advised to review that material before entering into this Award Agreement. You waive the right to claim that the provisions of the Plan are not binding on you and your heirs, executors, administrators, legal representatives and successors.

c.Capitalized terms used but not defined in this Award Agreement have the meanings given those terms in the Plan.

d.By your signature below, you represent that you are familiar with the terms and provisions of the Plan, and hereby accept this Award Agreement subject to all of the terms and provisions of the Plan. You have reviewed the Plan and this Award Agreement in their entirety and fully understand all provisions of the Plan and this Award Agreement. You agree to accept as binding, conclusive and final all decisions or interpretations of the Committee on any questions arising under the Plan or this Award Agreement.

14.Governing Law and Venue. This Award Agreement shall be governed by and construed in accordance with the laws of the State of Missouri despite any laws of that state that would apply the laws of a different state. In the event of litigation arising in connection with this Award Agreement and/or the Plan, the parties hereto agree to submit to the jurisdiction of state and Federal courts located in Missouri.

15.Severability. If any term or provision of this Award Agreement, or the application of this Award Agreement to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, both parties intend for any court construing this Award Agreement to modify or limit that provision so as to render it valid and enforceable to the fullest extent allowed by law. Any provision that is not susceptible of reformation shall be ignored so as to not affect any other term or provision of this Award Agreement, and the remainder of this Award Agreement, or the application of that term or provision to persons of circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Award Agreement shall be valid and enforceable to the fullest extent permitted by law.

16.Entire Agreement; Modification. The Plan and this Award Agreement contain the entire agreement between the parties with respect to the subject matter contained in this Award Agreement and it may not be modified, except as provided in the Plan, as it may be amended from time to time in the manner provided in the Plan, or in this Award Agreement, as it may be amended from time to time by a written document signed by each of the parties to this Award Agreement. Any oral or written agreements, representations, warranties, written inducements, or other communications with respect to the subject matter contained in this Award Agreement made before the signing of this Award Agreement shall be void and ineffective for all purposes.

17.Counterparts. This Award Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Award Agreement.

18.Descriptive Headings. The descriptive headings of this Award Agreement are inserted for convenience only and do not constitute a part of this Award Agreement.

19.Notices; Electronic Delivery. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Award Agreement shall be in writing and shall be deemed to have been given when delivered personally; mailed by certified or registered mail, return receipt requested and postage prepaid; delivered by a nationally recognized overnight delivery service or sent by facsimile and confirmed by first class mail, to the recipient. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below:

a.If to you:
b.If to the Company: Secretary
Cass Information Systems, Inc.
12444 Powerscourt Drive, Suite 550
St. Louis, Missouri 63131

or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party. You agree during the term of this Award Agreement to keep Cass informed of your current mailing address and of receiving written notice from Cass in accordance with this Section 19. In lieu of receiving documents in paper format, you agree, to the fullest extent permitted by law, to accept electronic delivery of any documents that may be required to be delivered to you (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by Cass. Electronic delivery may be via electronic mail system or by reference to a location on a Cass intranet to which you have access. You hereby consent to any and all procedures Cass has established or may establish for an electronic signature system for delivery and acceptance of any such documents that may be required to be delivered to you, and agree that your electronic signature is the same as, and shall have the same force and effect as, your manual signature.

1.Authority to Receive Payments. Any amount payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such payment shall be deemed paid when paid to the conservator of such person’s estate or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge Cass and Members of the Committee and the Board with respect thereto.
a.
2.Data Privacy. By executing this Award Agreement and participating in the Plan, you hereby explicitly and unambiguously consent to the collection, use, processing and transfer, in electronic or other form, of personal data by and among, as applicable, administrative agents and Cass and other subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that administrative agents, Cass, and other subsidiaries may hold certain personal information about you, including your name, home address and telephone number, date of birth, social security number or other identification number, salary/compensation, nationality, job title, any stock or directorships held in Cass, details of RSUs awarded, canceled, purchased or outstanding in your favor, for the purpose of managing and administering the Plan. You further understand that some or all related data may be transferred to any third parties assisting Cass in the implementation, administration and management of the Plan. You understand that these recipients may be located in your country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country of residence. You authorize the recipients to receive, possess, use, retain and transfer related data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan. You understand that withdrawing your consent may affect your ability to participate in the Plan.
[Signature Page Follows]

In Witness Whereof, the parties have caused this Award Agreement to be signed and delivered as of the day and year first above written.

CASS INFORMATION SYSTEMS, INC.	PARTICIPANT

Signature	Signature
By:	Date:
Title:
Date:

CASS INFORMATION SYSTEMS, INC.
2023 OMNIBUS STOCK AND PERFORMANCE COMPENSATION PLAN
RESTRICTED STOCK AWARD AGREEMENT

Participant Name:
Date of
Grant:
Number of Restricted Shares subject to this Award:

We are pleased to inform you that, as a director of Cass Information Systems, Inc. (“Cass” or “the Company”) or one of its Subsidiaries, you are granted an Award of Restricted Shares (“Shares”) under the Cass Information Systems, Inc. 2023 Omnibus Stock and Performance Compensation Plan (the “Plan”). Each Share under this Award represents one share of Cass common stock, $0.50 par value per share. This Award Agreement is subject to your acceptance as provided in Section 1 below and the terms and conditions that follow in this Award Agreement.

The date of the Award evidenced by this Award Agreement (the “Date of Grant”) is set forth above.

The terms and conditions of this Award Agreement, including non-standard provisions permitted by the Plan, are set forth below.

1.Acceptance of Award. This Award Agreement is to be accepted by signing your name on the signature page of this Award Agreement and causing it to be delivered to the Secretary of Cass, 12444 Powerscourt Drive, Suite 550, St. Louis, MO 63131, before 4:30 p.m. Central time on the 30th day after the Date of Grant. If the Secretary does not receive your properly signed copy of this Award Agreement before the time and date specified in the previous sentence, then, despite anything else provided in this Agreement, this Award will be void as if it was never awarded to you and will be of no effect. Your signing and timely delivering of this Award Agreement will evidence your acceptance on the terms and conditions stated in this Award Agreement.

2.Vesting and Forfeiture of Restricted Stock. Your Award Shares will vest and become immediately transferrable on the Vesting Date as set forth in Exhibit A (“Restriction Period”). Upon the Vesting Date, the Restriction Period will lapse with respect to the Award Shares and Cass shall deliver the Shares to you as explained in Section 3 of this Award Agreement.

3.Issuance of Restricted Shares. Shares shall be held in book entry form on the books of Cass’s depository (or another institution specified by Cass) subject to the restrictions of this Award Agreement until such time the Shares have Vested, as explained in Section 2. or vest as a result of your death, Total Disability or a Change in Control, as explained in Section 4. As soon as practicable following the lapse of restriction provisions and subsequent Vesting of Shares, Cass shall give transfer instructions to the institution holding the Shares in book entry form so that the Shares are transferred to you or your designated beneficiary, if applicable, without restriction.

You hereby (i) acknowledge that Shares may be held in book entry form on the books of Cass’s depository (or another institution specified by Cass), (ii) irrevocably authorize Cass to take such actions as may be necessary or appropriate to effect a transfer or cancellation of the record ownership of any such Unvested Shares that are forfeited in accordance with this Award Agreement, (iii) agree to take such other actions as Cass may reasonably request to accomplish the forfeiture of any Unvested Shares that are forfeited under this Award Agreement, and (iv) authorize Cass to cause such Shares to be cancelled or transferred in the event they are forfeited pursuant to this Award Agreement. For the purposes of this Award Agreement, “Unvested Shares” shall mean these shares that were not yet vested pursuant to the terms of this Award Agreement.

4.Effect of Death, Total Disability or Change of Control. If you die while in the service of Cass or its Subsidiaries, the Restriction Period will lapse with respect to all outstanding Restricted Shares and Cass shall deliver the Shares subject to this Award Agreement to your Designated Beneficiary or as provided in Section 6 if a Beneficiary has not been designated, has died or cannot be located. Subsequently, such Shares shall not be subject to forfeiture after your death. If you become Totally Disabled or a Change of Control occurs, that results in termination of service, while you are in the service of Cass or its Subsidiaries, the Restriction Period will lapse with respect to all outstanding Restricted Shares and Cass shall deliver the Shares subject to this Award Agreement to you. Subsequently, such Shares shall not be subject to forfeiture after the occurrence of your Total Disability or a Change of Control occurs, that results in termination of service and such shares shall be delivered in the same manner as provided in this Section 2.

5.Termination of Service. If your service with Cass or any of its Subsidiaries terminates, as described in Section 7, prior to the vesting of Shares in accordance with Section 2 other than by reason of your death, Total Disability, or after a Change of Control, you shall forfeit all such Shares.

6.Restrictions. In association with the other terms of this Agreement and in accordance with the Plan, the Shares shall be subject to the following restrictions:

a.Neither (i) the Shares or any interest in them, (ii) the right to vote the Shares, (iii) the right to receive dividends on the Shares, or (iv) any other rights under this Agreement may be sold, transferred, donated, exchanged, pledged, hypothecated, assigned, or otherwise transferred, alienated or encumbered, by operation of law or otherwise, until (and then only to the extent of) the Shares are delivered to you or, in the event of your death, your Designated Beneficiary or Beneficiaries or testamentary transferee or transferees.

b.You shall have, with respect to the Restricted Shares, all of the rights of a holder of Shares, including the right to vote such Shares and to earn any cash dividends thereon, except as otherwise provided in the Plan. Additional Shares of Cass common stock resulting from adjustments under Section XII of the Plan with respect to Shares subject to this Agreement shall be treated as additional Shares subject to the same restrictions and other terms of this Award Agreement. Cash dividends accrued on Unvested Shares shall be retained by Cass until the underlying Shares have vested and restrictions lifted and shall be payable subject to fulfillment of the terms and conditions of this Agreement. Such dividends are taxable to you as compensation income, and not dividend income, and are deductible by Cass or its Subsidiaries for income tax purposes as compensation income.

c.During your lifetime, Shares shall only be delivered to you. Any Shares transferred in accordance with this Agreement shall continue to be subject to the terms and conditions of this Agreement. Any transfer permitted under this Agreement shall be promptly reported in writing to Cass’s Secretary.

d.You may designate a beneficiary or beneficiaries (“Designated Beneficiary or Beneficiaries”) on the Designated Beneficiary form attached to this Agreement to receive Shares which vest on your death. If you do not complete the Beneficiary Designation form or if, after your death, your Designated Beneficiary or Beneficiaries has or have died or cannot be located, Shares which become vested on your death shall be transferred in accordance with your will or, if you have no will, in accordance with the terms of the Plan.

7.Effect of Other Causes of Termination of Service. If your service with Cass or any of its Subsidiaries terminates, as described in this Section 7, prior to the vesting of Shares in accordance with Section 2, you shall forfeit all such Unvested Shares:

a.Your service by a Subsidiary of Cass shall be considered terminated on the date that the company for which you serve is no longer a Subsidiary of Cass, for reasons other than a Change in Control.

b.Notwithstanding anything in this Award Agreement to the contrary, if your service with Cass or a Subsidiary is Terminated for Cause, you shall forfeit all Shares for no consideration, including any Shares that have vested in accordance with Section 2.

8.Transfer of Service; Leave of Absence. A transfer of your service from Cass to a Subsidiary or vice versa, or from one Subsidiary to another, without an intervening period, shall not be deemed a termination of service. If you are granted an authorized leave of absence, you shall be deemed to have remained in the service of the company of which you serve as a director during such leave of absence.

9.Tax Matters.

a.Federal Income tax withholding (and state and local income tax withholding, if applicable) may be required with respect to the taxation of income realized when restrictions are removed from the Shares or in the event you make the Section 83(b) election described in Section 21. You agree to deliver to Cass only the amounts the Committee determines should be withheld, provided, however, that you may pay a portion or all of such withholding taxes by electing to have (i) Cass withhold a portion of the Shares that would otherwise be delivered to you or (ii) you can deliver to Cass Shares that you have owned for at least six months, in either case, having a Fair Market Value (as of the date that the amount of taxes is to be withheld) in the sum of the amount to be withheld plus reasonable expenses of selling such Shares, and provided further that your election shall be irrevocable and subject to the approval of the Committee.

b.You should consult with your tax advisor regarding the tax consequences of receiving shares and making the Section 83(b) election described in Section 21.

10.No Right to Continued Service. Nothing contained in this Award Agreement or the Plan shall confer any right to continue in the service of Cass or any of its Subsidiaries or limit in any way the right of Cass or a Subsidiary to change your compensation or other benefits or to terminate your service with or without Cause.

11.Listing: Securities Considerations. Despite anything else in this Award Agreement, if at any time the Board determines, in its sole discretion, the listing, registration or qualification (or an updating of any such document) of the Shares issuable under this Agreement is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the issuance of the Shares, or the removal of any restrictions imposed on such Shares, such Shares shall not be issued, in whole or in part, or the restrictions on the Shares removed, unless such listing, registration, qualifications, consent or approval shall have been effected or obtained free of any conditions not acceptable to Cass.

12.Clawback Policy. Notwithstanding any provision to the contrary, in the event Cass materially restates its financial statements, the Compensation Committee shall have the discretion to rescind, revoke, adjust or otherwise modify the award. Such action will be taken consistent with the Compensation Committee’s governing Clawback Policy, a copy of which is available from the Secretary of Cass upon request. For the avoidance of doubt, the Compensation Committee may take such action against any Participant regardless of whether the Participant is a current or former Executive Officer.

13.Binding Effect. This Agreement shall inure to the benefit of and be binding on the parties to this Agreement and their respective heirs, executors, administrators, legal representatives and successors. Without limiting the generality of the foregoing, whenever the term “you” is used in any provision of this Agreement under circumstances where the provision appropriately applies to the heirs, executors, administrators, or legal representatives to whom Shares may be transferred by the Beneficiary Designation, will or the laws of descent and distribution, the term “you” shall be deemed to include such person or persons.

14.Plan Provisions Govern.

a.This award is subject to the terms, conditions, restrictions and other provisions of the Plan as if all those provisions were set forth in their entirety in this Award Agreement. If any provision of this Award Agreement conflicts with a provision of the Plan, the Plan provision shall control.

b.You acknowledge that a copy of the Plan and a prospectus summarizing the Plan was distributed or made available to you and that you were advised to review that material before entering into this Award Agreement. You waive the right to claim that the provisions of the Plan are not binding on you and your heirs, executors, administrators, legal representatives and successors.

c.Capitalized terms used but not defined in this Award Agreement have the meanings given those terms in the Plan.

d.By your signature below, you represent that you are familiar with the terms and provisions of the Plan, and hereby accept this Award Agreement subject to all of the terms and provisions of the Plan. You have reviewed the Plan and this Award Agreement in their entirety and fully understand all provisions of the Plan and this Award Agreement. You agree to accept as binding, conclusive and final all decisions or interpretations of the Committee on any questions arising under the Plan or this Award Agreement.

15.Governing Law and Venue. This Award Agreement shall be governed by and construed in accordance with the laws of the State of Missouri despite any laws of that state that would apply the laws of a different state. In the event of litigation arising in connection with this Award Agreement and/or the Plan, the parties hereto agree to submit to the jurisdiction of state and Federal courts located in Missouri.

16.Severability. If any term or provision of this Award Agreement, or the application of this Award Agreement to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, both parties intend for any court construing this Award Agreement to modify or limit that provision so as to render it valid and enforceable to the fullest extent allowed by law. Any provision that is not susceptible of reformation shall be ignored so as to not affect any other term or provision of this Award Agreement, and the remainder of this Award Agreement, or the application of that term or provision to persons of circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Award Agreement shall be valid and enforceable to the fullest extent permitted by law.

17.Entire Agreement; Modification. The Plan and this Award Agreement contain the entire agreement between the parties with respect to the subject matter contained in this Award Agreement and it may not be modified, except as provided in the Plan, as it may be amended from time to time in the manner provided in the Plan, or in this Award Agreement, as it may be amended from time to time by a written document signed by each of the parties to this Award Agreement. Any oral or written agreements, representations, warranties, written inducements, or other communications with respect to the subject matter contained in this Award Agreement made before the signing of this Award Agreement shall be void and ineffective for all purposes.

18.Counterparts. This Award Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Award Agreement.

19.Descriptive Headings. The descriptive headings of this Award Agreement are inserted for convenience only and do not constitute a part of this Award Agreement.

20.Notices; Electronic Delivery. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Award Agreement shall be in writing and shall be deemed to have been given when delivered personally; mailed by certified or registered mail, return receipt requested and postage prepaid; delivered by a nationally recognized overnight delivery service or sent by facsimile and confirmed by first class mail, to the recipient. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below:

a.If to you: ___________________
___________________
___________________

b.If to the Company: Secretary
Cass Information Systems, Inc.
12444 Powerscourt Drive, Suite 550
St. Louis, Missouri 63131

or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party. You agree during the term of this Award Agreement to keep Cass informed of your current mailing address and of receiving written notice from Cass in accordance with this Section 20. In lieu of receiving documents in paper format, you agree, to the fullest extent permitted by law, to accept electronic delivery of any documents that may be required to be delivered to you (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by Cass. Electronic delivery may be via electronic mail system or by reference to a location on a Cass intranet to which you have access. You hereby consent to any and all procedures Cass has established or may establish for an electronic signature system for delivery and acceptance of any such documents that may be required to be delivered to you, and agree that your electronic signature is the same as, and shall have the same force and effect as, your manual signature.

21.Section 83(b) Election. In the event you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares, the parties hereto shall cooperate to insure such election is effective.

22.Authority to Receive Payments. Any amount payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such payment shall be deemed paid when paid to the conservator of such person’s estate or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge Cass and Members of the Committee and the Board with respect thereto.

23.Data Privacy. By executing this Award Agreement and participating in the Plan, you hereby explicitly and unambiguously consent to the collection, use, processing and transfer, in electronic or other form, of personal data by and among, as applicable, administrative agents and Cass and other subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that administrative agents, Cass, and other subsidiaries may hold certain personal information about you, including your name, home address and telephone number, date of birth, social security number or other identification number, salary/compensation, nationality, job title, any stock or directorships held in Cass, details of shares awarded, canceled, purchased or outstanding in your favor, for the purpose of managing and administering the Plan. You further understand that some or all related data may be transferred to any third parties assisting Cass in the implementation, administration and management of the Plan. You understand that these recipients may be located in your country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country of residence. You authorize the recipients to receive, possess, use, retain and transfer related data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan. You understand that withdrawing your consent may affect your ability to participate in the Plan.
[Signature Page Follows]

In Witness Whereof, the parties have caused this Agreement to be signed and delivered as of the day and year first above written.

CASS INFORMATION SYSTEMS, INC.	PARTICIPANT

Signature	Signature
By: _____	Date:
Title:
Date:

CASS INFORMATION SYSTEMS, INC.AMENDED AND RESTATED
OMNIBUS STOCK AND PERFORMANCE COMPENSATION PLAN
EXHIBIT A

As described in Section 2 of this Agreement, the vesting schedule applicable to the Shares subject to this Agreement shall be as follows:
Vesting at Voluntary Termination of Service
You have previously made an election to defer the vesting date of your Shares until the date of your voluntary termination of service. In that regard, restrictions shall lapse with respect to all Shares and such Shares shall be delivered at the time your employment terminates voluntarily, if you are an employee, or at the time your service terminates voluntarily, if you are a non‑employee Director of Cass.

OR

CASS INFORMATION SYSTEMS, INC.AMENDED AND RESTATED
OMNIBUS STOCK AND PERFORMANCE COMPENSATION PLAN
EXHIBIT A
As described in Section 2 of this Agreement, the vesting schedule applicable to the Shares subject to this Agreement shall be as follows:
1 Year Vesting
Restrictions shall lapse with respect to all Shares and such Shares shall be delivered one year from the Date of Grant.